UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 21, 2021

(Date of earliest event reported)

FALCONSTOR SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23970	77-0216135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 400,

Austin, TX 78701

(Address of principal executive offices, including zip code)

631-777-5188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On June 21, 2021, FalconStor Software, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC, as the sole underwriter party thereto (the “Underwriter”), which provided for the issuance and sale by the Company, and the purchase by the Underwriter, of an aggregate of 725,000 shares of the Company’s common stock, par value $0.001 per share (the “Firm Shares”). The Company also granted the Underwriter a 30-day option to purchase up to an additional 108,750 shares of the Company’s common stock (the “Option Shares”, and together with the Firm Shares, the “Shares”) on the same terms and conditions (the “Offering”).

The Underwriter agreed to purchase the Shares pursuant to the Underwriting Agreement at a price of $4.10 per share. The Shares were offered, issued and sold pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-256756) originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 3, 2021, as amended, which the SEC declared effective on June 21, 2021. A final prospectus describing the terms of the Offering was filed with the SEC on June 22, 2021 pursuant to Rule 424(b)(4) of the Securities Act of 1933, as amended (the “Securities Act”).

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act, and termination and other provisions customary for transactions of this nature.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by reference.

Item 8.01.     Other Events

On June 21, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 23, 2021, the Company issued and sold to the Underwriter an aggregate of 811,750 shares of the Company’s common stock (including 86,750 Option Shares) and thereby closed the Offering at a price of $4.10 per share, for net proceeds of approximately $2.9 million after deducting the underwriting discount and estimated offering expenses payable by the Company.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement dated June 21, 2021
99.1	Press Release dated June 21, 2021, announcing the pricing of its public offering of Common Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCONSTOR SOFTWARE, INC.

By:	/s/ Brad Wolfe
Brad Wolfe Executive Vice President, Chief Financial Officer and Treasurer

Date: June 23, 2021